FORM 10f-3      FUND:  PaineWebber Balanced Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Boston Properties

2.      Date of Purchase:  6/17/97

3.      Date offering commenced:  6/17/97

4.      Underwriters from whom purchased:  Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	 PaineWebber

6.      Aggregate principal amount of purchase:  $  150,000

7.      Aggregate principal amount of offering:  $ 785,000,000

8.      Purchase price (net of fees and expenses):  $ 25.00

9.      Initial public offering price:  $25.00

10.     Commission, spread or profit:   %   $ 0.95

11.     Have the following conditions been satisfied?         YES      NO

       a. The securities are part of an issue registered
	  under the Securities Act of 1933 which is being
	  offered to the public or are "municipal
	  securities" as defined in Section 3(a)(29) of
	  the Securities Exchange Act of 1934.                  X      ___

       b. The securities were purchased  prior to the end
	  of the end first full  business day of the offering
	  at  not more than the initial  offering price
	  (or, if a rights  offering, the securities were
	  purchased on or before the  fourth day preceding
	  the  day on which the offering terminated).           X      ___

       c. The underwriting was a firm commitment underwriting.  X      ___

       d. The commission, spread or profit was reasonable
	  and fair in relation to that being received by
	  others for underwriting similar securities during
	  the same period.                                      X      ___

       e. (1) If securities are registered under the Securities
	  Act of 1933, the issuer of the securities and its
	  predecessor have been in continuous operation for
	  not less than three years.                            X      ___

       f. The amount of such securities purchased by all of
	  the investment companies advised by Mitchell
	  Hutchins did not exceed 4% of the principal amount
	  of the offering or $500,000 in principal amount,
	  whichever is greater, provided that in no event
	  did such amount exceed 10% of the principal amount
	  of the offering.                                      X      ___

       g. The purchase price was less than 3% of the Fund's
	  total assets.                                         X      ___

       h. No Affiliated Underwriter was a direct or indirect
	  participant in or beneficiary of the sale or, with
	  respect to municipal securities, no purchases were
	  designated as group sales or otherwise allocated to
	  the account of any Affiliated Underwriter.            X      ___

	Approved: Mark Tincher                 Date:  6/19/973

FORM 10f-3  FUND:  PaineWebber Balanced Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.     Issuer:  Ispat International

2.      Date of Purchase:8/7/97

3.      Date offering commenced:  8/7/97

4.      Underwriters from whom purchased:  First Boston

5.      "Affiliated Underwriter" managing or participating in syndicate:
	 PaineWebber

6.      Aggregate principal amount of purchase:  $  324,000

7.      Aggregate principal amount of offering:  $ 519,750,000

8.      Purchase price (net of fees and expenses):  $ 27.00

9.      Initial public offering price:  $27.00

10.     Commission, spread or profit:   %       $ 0.73

11.     Have the following conditions been satisfied?              YES   NO

a.      The securities are part of an issue registered
	under the Securities Act of 1933 which is being
	offered to the public or are "municipal securities"
	as defined in Section 3(a)(29) of the Securities
	Exchange Act of 1934.                                       X    ___

b.      The securities were purchased  prior to the end of
	the end first full  business day of the offering
	at not more than the initial offering price
	(or, if a  rights  offering, the securities were
	purchased on or before the fourth day preceding
	the day on which the offering terminated.                   X    ___

c.      The underwriting was a firm commitment underwriting.        X    ___

d.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others
	for underwriting similar securities during the
	same period.                                                X    ___

e.     (1) If securities are registered under the Securities
       Act of 1933, the issuer of the securities and its
       predecessor have been in continuous operation for not
       less than three years.                                       X    ___

f.     The amount of such securities purchased by all of the
       investment companies advised by Mitchell Hutchins did
       not exceed 4% of the principal amount of the offering
       or $500,000 in principal amount, whichever is greater,
       provided that in no event did such amount exceed 10% of
       the principal amount of the offering.                        X    ___

g.     The purchase price was less than 3% of the Fund's
       total assets.                                                X    ___

h.     No Affiliated Underwriter was a direct or indirect
       participant in or beneficiary of the sale or, with
       respect to municipal securities, no purchases were
       designated as group sales or otherwise allocated to
       the account of any Affiliated Underwriter.                   X    ___

       Approved:  Mark Tincher                  Date:  8/7/97

FORM 10f-3      FUND:  PaineWebber Balanced Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Security Capital

2.      Date of Purchase:   9/15/97

3.      Date offering commenced:  9/18/97

4.      Underwriters from whom purchased:   J.P. Morgan

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  $ 154,000

7.      Aggregate principal amount of offering:  $ 422,800,000

8.      Purchase price (net of fees and expenses):  $ 28.00

9.      Initial public offering price:  $28.00

10.     Commission, spread or profit:   %       $   1.10

11.     Have the following conditions been satisfied?        Yes    No

a.      The securities are part of an issue registered
	under the Securities Act of 1933 which is being
	offered to the public or are "municipal
	securities" as defined in Section 3(a)(29) of the
	Securities Exchange Act of 1934.                      X     ___

b.      The securities were purchased prior to the end of
	the end first full business day of the offering
	at not more than the initial offering price (or,
	if a rights offering, the securities were purchased
	on or before the fourth day preceding the day on
	which the offering terminated.                        X     ___

c.      The underwriting was a firm commitment underwriting.  X     ___

d.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others
	for underwriting similar securities during the same
	period.                                               X     ___

e.      (1) If securities are registered under the
	Securities Act of 1933, the issuer of the securities
	and its predecessor have been in continuous operation
	for not less than three years.                        X     ___

f.      The amount of such securities purchased by all of
	the investment companies advised by Mitchell
	Hutchins did not exceed 4% of the principal amount
	of the offering or $500,000 in principal amount,
	whichever is greater, provided that in no event did
	such amount exceed 10% of the principal amount of
	the offering.                                         X     ___

g.      The purchase price was less than 3% of the Fund's
	total assets.                                         X     ___

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sale or, with
	respect to municipal securities, no purchases were
	designated as group sales or otherwise allocated to
	the account of any Affiliated Underwriter.            X     ___

	Approved:      Mark Tincher                          Date:  9/27/97

FORM 10f-3      FUND:  PaineWebber Balanced Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.     Issuer:   MCN Energy Group

2.     Date of Purchase:  6/24/97

3.     Date offering commenced:  6/24/97

4.     Underwriters from whom purchased:    Merrill Lynch

5.     "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  $349,500

7.      Aggregate principal amount of offering:  $ 247,562,500

8.      Purchase price (net of fees and expenses):  $ 29.125

9.      Initial public offering price:  $ 29.125

10.     Commission, spread or profit:   %       $0.50

11.     Have the following conditions been satisfied?            YES    NO

a.      The securities are part of an issue registered
	under the Securities Act of 1933 which is being
	offered to the public or are "municipal securities"
	as defined in Section 3(a)(29) of the Securities
	Exchange Act of 1934.                                     X     ___

b.      The securities were purchased prior to the end of
	the end first full business day of the offering
	at not more than the initial offering price
	(or, if a  rights  offering, the securities were
	purchased on or before the fourth day preceding
	the day on which the offering terminated.                 X     ___

c.      The underwriting was a firm commitment underwriting.      X     ___

d.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.   X     ___

e.      (1) If securities are registered under the Securities
	Act of 1933, the issuer of the securities and its
	predecessor have been in continuous operation for not
	less than three years.                                    X     ___

f.      The amount of such securities purchased by all of
	the investment companies advised by Mitchell Hutchins
	did not exceed 4% of the principal amount of the
	offering or $500,000 in principal amount, whichever
	is greater, provided that in no event did such amount
	exceed 10% of the principal amount of the offering.       X     ___

g.      The purchase price was less than 3% of the Fund's
	total assets.                                             X     ___

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sale or, with
	respect to municipal securities, no purchases were
	designated as group sales or otherwise allocated to
	the account of any Affiliated Underwriter.                X     ___

	Approved:      Mark Tincher                          Date:    6/30/97

FORM 10f-3    FUND:  PaineWebber Balanced Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:     Equity Office

2.      Date of Purchase:  7/8/97

3.      Date offering commenced:  7/8/97

4.      Underwriters from whom purchased:   Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	 PaineWebber

6.      Aggregate principal amount of purchase:  $  63,000

7.      Aggregate principal amount of offering:  $ 525,000,000

8.      Purchase price (net of fees and expenses):  $ 21.00

9.      Initial public offering price:  $21.00

10.     Commission, spread or profit:   %       $   0.82

11.     Have the following conditions been satisfied?              YES  NO

a.    The securities are part of an issue registered under
      the Securities Act of 1933 which is being offered to
      the public or are "municipal securities" as defined
      in Section 3(a)(29) of the Securities Exchange Act
      of 1934.                                                      X    ___

b.    The securities were purchased prior to the end of the
      end first full business day of the offering at not more
      than the initial offering price (or, if a rights offering, the securities were purchased on or before the fourth
      day preceding the day on which the offering terminated.       X    ___

c.    The underwriting was a firm commitment underwriting.          X    ___

d.    The commission, spread or profit was reasonable and
      fair in relation to that being received by others for
      underwriting similar securities during the same period.       X    ___

e.    (1) If securities are registered under the Securities
      Act of 1933, the issuer of the securities and its
      predecessor have been in continuous operation for not
      less than three years.                                        X    ___

f.    The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did
      not exceed 4% of the principal amount of the offering
      or $500,000 in principal amount, whichever is greater,
      provided that in no event did such amount exceed 10% of
      the principal amount of the offering.                         X     ___

g.   The purchase price was less than 3% of the Fund's
     total assets.                                                  X     ___

h.   No Affiliated Underwriter was a direct or indirect
     participant in or beneficiary of the sale or, with
     respect to municipal securities, no purchases were
     designated as group sales or otherwise allocated to
     the account of any Affiliated Underwriter.                     X     ___

     Approved:      Mark Tincher                          Date:   7/8/97

FORM 10f-3   FUND:  PaineWebber Balanced Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:     Kull Inc.

2.      Date of Purchase:   5/9/97

3.  Date offering commenced:  5/9/97

4.      Underwriters from whom purchased:   Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	 PaineWebber

6.      Aggregate principal amount of purchase:  $598,400

7.      Aggregate principal amount of offering:  $ 136,000,000

8.      Purchase price (net of fees and expenses):  $ 17.00

9.      Initial public offering price:  $17.00

10.     Commission, spread or profit:   %       $0.60

11.     Have the following conditions been satisfied?              YES  NO

a.    The securities are part of an issue registered
      under the Securities Act of 1933 which is being
      offered to the public or are "municipal securities"
      as defined in Section 3(a)(29) of the Securities
      Exchange Act of 1934.                                         X    ___

b.    The securities were purchased  prior to the end of
      the end first full  business day of  the offering
      at  not more than the initial  offering price (or,
      if a  rights  offering, , the securities were
      purchased  on or before the  fourth day preceding
      the  day  on which the offering terminated.                   X     ___

c.     The underwriting was a firm commitment underwriting.         X     ___

d.    The commission, spread or profit was reasonable and
      fair in relation to that being received by others
      for underwriting similar securities during the same
      period.                                                       X     ___

e.   (1)  If securities are registered under the Securities
     Act of 1933, the issuer of the securities and its
     predecessor have been in continuous operation for not
     less than three years.                                         X     ___

f.   The amount of such securities purchased by all of the
     investment companies advised by Mitchell Hutchins did
     not exceed 4% of the principal amount of the offering
     or $500,000 in principal amount, whichever is greater,
     provided that in no event did such amount exceed 10%
     of the principal amount of the offering.                       X     ___

g.  The purchase price was less than 3% of the Fund's
    total assets.                                                   X     ___

h.  No Affiliated Underwriter was a direct or indirect
     participant in or beneficiary of the sale or, with
     respect to municipal securities, no purchases were
     designated as group sales or otherwise allocated to
     the account of any Affiliated Underwriter.                     X     ___

     Approved:      Mark Tincher                          Date: 5/12/97

FORM 10f-3
Registered Domestic Securities

Fund: PaineWebber Balanced Fund

1.        Issuer:     Vavonand Realty

2.      Date of Purchase: 10/21/97

3.  Date offering commenced:   10/21/97

4.      Underwriters from whom purchased:   Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	 PaineWebber

6.      Aggregate principal amount of purchase:  $400,500

7.      Aggregate principal amount of offering:  $ 450,000,000

8.      Purchase price (net of fees and expenses):  $ 45.00

9.      Initial public offering price:  $  45.00

10.     Commission, spread or profit:   %       $1.20

11.     Have the following conditions been satisfied?               YES   NO

a.   The securities are part of an issue registered under the
     Securities Act of 1933 that is being offered to the public.      X    ___

b.  The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day
    preceding the day on which the offering terminated).             X    ___

c.  The securities were purchased at a price not more
    than the price paid by each purchaser in the offering.           x    ___

d.  The underwriting was a firm commitment underwriting.             X    ___

e.  The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting
    similar securities during the same period.                       X    ___

f.  The issuer of the securities and any predecessor have
    been in continuous operation for not less than three years.      x    ___

g.  The amount of such securities purchased by all of the
    investment companies advised by Mitchell Hutchins
    (or the Fund's Sub-Adviser, if applicable) did not exceed
    25% of the principal amount of the offering.                     X    ___

h.  No Affiliated Underwriter was a direct or indirect
    participant in or beneficiary of the sale.                       X    ___

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group
Inc. and any of its affiliates, including PaineWebber Incorporated. In the cash of a fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.

Approved:      Mark Tincher                     Date:  11/3/97

							      10/97

FORM 10f-3
Registered Domestic Securities


Fund: __PaineWebber Balanced Fund

1.      Issuer:     Mettler Toledo.

2.      Date of Purchase:11/13/97

3.  Date offering commenced: 11/13/97

4.      Underwriters from whom purchased:   Merrill Lynch

5.      "Affiliated Underwriter" managing or participating in syndicate:
	 PaineWebber

6.      Aggregate principal amount of purchase:  $392,000

7.      Aggregate principal amount of offering:  $ 93,324,000

8.      Purchase price (net of fees and expenses):  $ 14.00

9.      Initial public offering price:  $14.00

10.     Commission, spread or profit:   %       $0.55

11.     Have the following conditions been satisfied?               YES   NO

a. The securities are part of an issue registered under the
   securities Act of 1933 that is being offered to the public.      X    ___

b.  The securities were purchased prior to the end of the
    first day on which any sales are made (of, if a rights
    offering, the securities were purchased on or before
    the fourth day preceding the day on which the offering
    terminated).                                                     X    ___

c.  The securities were purchased at a price not more than
    the price paid by each purchaser in the offering                 x    ___

d.  The underwriting was a firm commitment underwriting              X    ___

e.  The commission, spread or profit was reasonable and
    fair in relation to that being received by others for
    underwriting similar securities during the same period.          X    ___

f.  The issuer of the securities and any predecessor have
    been in continuous operation for not less than three years.      x    ___

g.  The amount of such securities purchased by all of the
    investment companies advised by Mitchell Hutchins (or
    the Fund's Sub-Adviser, if applicable) did not exceed
    25% of the principal amount of the offering.                     X    ___

h.  No Affiliated Underwriter was a direct or indirect
    participant in or beneficiary of the sale.                       X    ___


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as Paine Webber Group Inc. and any of its affiliates, including PaineWebber Incorporated. In the cash of a fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.

Approved:      Mark Tincher                     Date: 11/13/97
10/97